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                                                                    EXHIBIT 99.1

                               ACCOUNTANT'S REPORT

Board of Directors
B & W Metal Fabricators, Inc.
Welcome, North Carolina

We have compiled the accompanying unaudited balance of B & W Metal Fabricators, Inc. as of March 31, 1998, and the related of earnings and cash flows for the period then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations, and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.




Clifton Guaderson L.L.C.

Peoria, Illinois
June 18, 1998




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                          B & W METAL FABRICATORS, INC.
                                  BALANCE SHEET
                                 MARCH 31, 1998
                             (DOLLARS IN THOUSANDS)

                                   (UNAUDITED)


                                     ASSETS

CURRENT ASSETS
     Cash                                                          $      525
     Temporary investments                                                 24
     Accounts receivable                                                1,056
     Inventories                                                          815
                                                                   ----------

                  Total current assets                                  2,420


PROPERTY AND EQUIPMENT
     Land and improvements                                                 88
     Buildings and improvements                                         1,482
     Machinery and equipment                                            2,841
     Automobiles and trucks                                               181
     Office furniture and fixtures                                         45
     Computer equipment                                                    67
                                                                   ----------
                  Total, at cost                                        4,704
     Less accumulated depreciation                                      2,585

                  Total property and equipment                          2,119


CASH VALUE OF LIFE INSURANCE                                               66



TOTAL ASSETS                                                       $    4,605
                                                                   ==========




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

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable                                              $      262
     Current installments of long-term debt                               376
     Accrued profit sharing                                                37
     Other accrued expenses                                                26
     Accrued property taxes                                                16
     Income taxes payable                                                  37
     Deferred income taxes                                                314
                                                                   ----------

                  Total current liabilities                             1,068


LONG-TERM DEBT, excluding current
     installments                                                       1,228


                                                                   ----------

                  Total liabilities                                     2,296
                                                                   ----------


STOCKHOLDERS' EQUITY
     Common stock, $1 par value; 100,000 shares
         authorized and issued, 58,501 shares
         outstanding                                                       59
     Additional paid-in capital                                            10
     Retained earnings                                                  2,240
                                                                   ----------

                  Total stockholders' equity                            2,309


TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                                          $    4,605
                                                                   ==========

       These financial statements should be read only in connection with the accompanying notes to interim financial statements.

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                          B & W METAL FABRICATORS, INC.
                              STATEMENT OF EARNINGS
                        THREE MONTHS ENDED MARCH 31, 1998
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                   (UNAUDITED)


NET SALES                                                   $   2,471


COST OF SALES                                                   1,692
                                                            ---------

                  Gross profit                                    779


OPERATING EXPENSES                                                414
                                                            ---------

                  Income from operations                          365


OTHER INCOME (EXPENSE)
     Interest expense                                              34
                                                            ---------

                  Income before income taxes                      331


INCOME TAXES                                                      132
                                                            ---------

NET EARNINGS                                                $     199
                                                            =========


EARNINGS PER SHARE                                          $    3.40
                                                            =========


WEIGHTED AVERAGE NUMBER OF
     COMMON SHARES OUTSTANDING                                 58,501
                                                            =========

       These financial statements should be read only in connection with the accompanying notes to interim financial statements.


                                       4


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                          B & W METAL FABRICATORS, INC.
                             STATEMENT OF CASH FLOWS
                        THREE MONTHS ENDED MARCH 31, 1998
                             (DOLLARS IN THOUSANDS)

                                   (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
     Net earnings                                                     $         199
     Adjustments to reconcile net earnings to net cash
         provided by operating activities:
         Depreciation                                                            93
         Effects of changes in operating assets and liabilities:
              Receivables                                                      (360)
              Inventories                                                        (3)
              Income tax refund receivable                                       95
              Accounts payable                                                   75
              Accrued expenses and other liabilities                              2
              Income taxes payable                                               37
                                                                      -------------

                  Net cash provided by operating activities                     138
                                                                      -------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Capital expenditures                                                        (4)
                                                                      -------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Payments on long-term debt                                                 (94)
                                                                      -------------

NET INCREASE IN CASH                                                             40


CASH, BEGINNING OF PERIOD                                                       485
                                                                      -------------

CASH, END OF PERIOD                                                   $         525
                                                                      =============


SUPPLEMENTAL DISCLOSURES OF CASH FLOW
     INFORMATION
     Cash paid during the period for:
         Interest                                                     $          34
                                                                      =============

         Income taxes                                                 $          -
                                                                      =============


      These financial statements should be read only in connection with the accompanying notes to interim financial statements.



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                          B & W METAL FABRICATORS, INC.
                      NOTES TO INTERIM FINANCIAL STATEMENTS
                                 MARCH 31, 1998


NOTE 1

In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of (a) the balance sheet at March 31, 1998, (b) the statement of earnings for the three-month period ended March 31, 1998, and (c) the statement of cash flows for the three-month period ended March 31, 1998 have been made.


NOTE 2

The results for the three-month period ended March 31, 1998 are not necessarily indicative of the results for the entire year 1998.



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